UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2007

QUIDEL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10165 McKellar Court
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (858) 552-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2007, the Compensation Committee of Quidel Corporation (the “Company”) approved the grant of performance-based restricted stock to each of the Company’s executive officers as set forth on Exhibit 10.1 hereto as part of the Company’s 2007 Executive Officer Equity Plan (the “2007 Executive Officer Equity Plan”).

The shares of restricted stock awarded under the 2007 Executive Officer Equity Plan (the “Restricted Shares”) are all performance-based and remain subject to forfeiture until the restrictions covering the Restricted Shares lapse.  The lapse of restrictions covering the Restricted Shares is tied to the achievement of three-year performance triggers for the Company over the three-year period, ending December 31, 2009.  Assuming the executive officer remains employed by the Company through the end of such period, restrictions lapse on all or a portion of the Restricted Shares at the end of the three-year period depending upon the Company’s achievement of predetermined revenue and EBITDA goals, as determined by the Board of Directors and/or its Compensation Committee, for the three-year period ending on December 31, 2009.

A copy of the Company’s form of 2007 restricted stock award agreement between the Company and its executive officers, entered into in connection with the foregoing grants of Restricted Shares, is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

In addition, on March 30, 2007, the Compensation Committee approved a short-term cash incentive plan applicable to the Company’s executive officers for the Company’s fiscal year ending December 31, 2007 (the “2007 Short-Term Cash Incentive Plan”).  Similar to the 2007 Executive Officer Equity Plan, payout under the 2007 Short-Term Cash Incentive Plan is predicated upon achievement of predetermined one-year revenue and EBITDA goals, as determined by the Board of Directors and/or its Compensation Committee, for the Company’s 2007 fiscal year.  A description of the 2007 Short-Term Cash Incentive Plan and related target bonuses is set forth on Exhibit 10.3 hereto and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)                                  Exhibits.

The following exhibits are filed with this current report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	2007 Executive Officer Equity Plan.

10.2	Form of 2007 Restricted Stock Award Agreement for the Company’s Executive Officers.

10.3	2007 Short-Term Cash Incentive Plan for the Company’s Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  April 4, 2007

QUIDEL CORPORATION

By:	Robert J. Bujarski
Name:	Robert J. Bujarski
Its:	Senior Vice President, General Counsel &
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	2007 Executive Officer Equity Plan.

10.2	Form of 2007 Restricted Stock Award Agreement for the Company’s Executive Officers.

10.3	2007 Short-Term Cash Incentive Plan for the Company’s Executive Officers.